UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2020 (January 17, 2020)

Victory Capital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001‑38388	32‑0402956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15935 La Cantera Parkway, San Antonio, TX	78256
(Address of principal executive offices)	(Zip Code)

(216) 898‑2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01	VCTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                          Entry into a Material Definitive Agreement.

On January 17, 2020, Victory Capital Holdings, Inc., a Delaware corporation (the “Company”), entered into the First Amendment to the Credit Agreement (the “First Amendment”) dated as of July 1, 2019 with the other loan parties thereto, Barclays Bank PLC, as administrative agent, the Royal Bank of Canada as fronting bank, and the lenders party thereto which amends the Credit Agreement dated as of July 1, 2019 (the “Existing Credit Agreement”) among the Company, the lenders from time to time party thereto and Barclays Bank PLC, as administrative agent and collateral agent.

Pursuant to the First Amendment, the Company refinanced the existing term loans (the “Existing Term Loans”) with replacement term loans in an aggregate principal amount of $951,999,999.50 (the “Repriced Term Loans”). The Repriced Term Loans provide for substantially the same terms as the Existing Term Loans, including the same maturity date of June 2026, except that the Repriced Term Loans provide for a reduced applicable margin on LIBOR of 75 basis points. The applicable margin on LIBOR under the Repriced Term Loans is 2.50%, compared to 3.25% under the Existing Term Loans.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment to Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet  Arrangement of a Registrant.

The information in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01                          Other Events.

On January 21, 2020, the Company issued a press release announcing the First Amendment to the Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                          Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1
First Amendment to Credit Agreement, dated as of January 17, 2020, by and among the Company, the other loan parties thereto, Barclays Bank PLC, as administrative agent, the Royal Bank of Canada as fronting bank, and the lenders party thereto.

99.1	Press Release, dated January 21, 2020.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Date: January 21, 2020	By:	/s/ Michael D. Policarpo
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief Administrative Officer